UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K/A
(Amendment No. 1)
_____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): May 3, 2012
___________________________
 CHURCH & DWIGHT CO., INC.
(Exact Name of Registrant as Specified in its Charter)
__________________________

Delaware	1-10585	13-4996950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

469 North Harrison Street, Princeton, New Jersey	08543
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (609) 683-5900
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Church & Dwight Co., Inc. (the “Company”) is filing this amendment to its Current Report on Form 8-K that was filed with the Securities and Exchange Commission on May 8, 2012 (the "Form 8-K"), to report, under Item 5.02, the adoption of the Company’s Amended and Restated Annual Incentive Plan (the “Plan”).  The Plan was described in, and included as Exhibit A to, the Company’s proxy statement for its 2012 annual meeting of stockholders, which was filed with the Securities and Exchange Commission on March 23, 2012.  As noted in the Form 8-K as initially filed, the Plan was approved by the Company’s stockholders at the annual meeting.

In all other respects, the text of the Form 8-K as initially filed is unchanged.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

At the Company’s 2012 annual meeting, the stockholders of the Company approved the Plan.  A description of the Plan is included on pages 45-47 of the Company’s proxy statement for the 2012 annual meeting and is incorporated herein by reference.  In accordance with Rule 12b-23 under the Securities Exchange Act of 1934, a copy of the description is filed as Exhibit 99.1 hereto.

Item 5.07.  Submission of Matters to a Vote  of Security Holders.

Church & Dwight Co., Inc. (the "Company") held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 3, 2012. The proposals submitted by the Board of Directors to a vote of stockholders, and the final results of the voting on each proposal, are noted below.

 Proposal No. 1 — Election of Directors

The following nominees were elected by stockholders to serve on the Company’s Board of Directors for a term of three years each:

Nominees	For	Against	Abstain	Broker Non-Votes
T. Rosie Albright	112,171,213	1,421,048	45,501	13,021,968
Ravichandra K. Saligram	112,274,399	1,305,730	57,633	13,021,968
Robert K. Shearer	112,401,756	1,185,538	50,468	13,021,968

Proposal No. 2 — Approval of the Company's Amended and Restated Annual Incentive Plan

The stockholders approved the Company's Amended and Restated Annual Incentive Plan.  The voting results on the proposal were as follows:
For	Against	Abstain	Broker Non-Votes
110,553,812	2,703,134	380,816	13,021,968

Proposal No. 3 — Advisory Vote on Compensation of Named Executive Officers

The stockholders approved, on an advisory basis, the 2011 compensation of the named executive officers as disclosed in the Company’s proxy statement for the 2012 Annual Meeting of Stockholders. The result of the advisory vote is set forth below:

For	Against	Abstain	Broker Non-Votes
110,486,233	1,850,737	1,300,792	13,021,968

Proposal No. 4 — Ratification of the Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the Company’s 2012 consolidated financial statements. The voting results on the proposal were as follows:

For	Against	Abstain
125,084,805	1,496,021	78,904

ITEM 9.01. Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
99.1	A copy of the description of the Church & Dwight Co., Inc. Amended and Restated Annual Incentive Plan included in its proxy statement for the 2012 annual meeting of stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCH & DWIGHT CO., INC.

Date:	June 18, 2012	By:	/s/ Matthew T. Farrell
		Name:	Matthew T. Farrell
		Title:	Executive Vice President Finance and Chief Financial Officer